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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):         January 17, 2000
                                                 -------------------------------



                             OptimumCare Corporation
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             (Exact name of registrant as specified in its charter)



         Delaware                      0-17401                   33-0218003
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

            30011 Ivy Glenn Drive, Suite 219, Laguna Niguel, CA 92677
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code:        (949) 495-1100
                                                    ----------------------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibits.

         16.1     Letter from Ernst & Young LLP to Registrant dated January 24,
                  2000.


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  OptimumCare Corporation
                                  (Registrant)



Date:  January 26, 2000           By:   /s/ EDWARD A. JOHNSON
                                        ----------------------------------------
                                        Edward A. Johnson
                                        Chairman of the Board, Chief Executive
                                        Officer and Principal Financial Officer


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